                                                                    EXHIBIT 3.11

                           ARTICLES OF ORGANIZATION
                                      OF
                  DIALYSIS SPECIALISTS OF SOUTH TEXAS, L.L.C
                  ------------------------------------------

                                  ARTICLE ONE

     The name of the limited liability company is

                  DIALYSIS SPECIALISTS OF SOUTH TEXAS, L.L.C

                                  ARTICLE TWO

     The period of duration of the Company shall be perpetual or until the termination of the Company in accordance with regulations of the Company.

                                 ARTICLE THREE

     The purpose for which the Company is organized is the transaction of any and all lawful business for which limited liability companies may be organized under the Texas Limited Liability Company Act.

                                 ARTICLE FOUR

     The registered agent of the Limited Liability Company is CT Corporation System and the address of its registered office in the State is c/o CT Corporation System, 350 N. St. Paul Street, Dallas, Texas 75201.

                                 ARTICLE FIVE

     The names and addresses of the members are as follows:

          Name                          Address
          ----                          -------

       Martin Fox                  6300, E. El Dorado Plaza, Suite 100
                                   Tucson, Arizona 85715

       Thomas Creel                1113 Furlong Drive,
                                   Libertyville, Illinois 60048

     The management of the Company will be vested in the members, the Company will not have managers.

                                  ARTICLE SIX

     The name and addressee of the organizer is as follows:

          Name                          Address
          ----                          -------

       Kimberley E. Bender              150 North Michigan Avenue
                                        Suite 3100
                                        Chicago, IL 60601

     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of May, 1995.


                                                         /s/ Kimberley E. Bender
                                                         -----------------------

                            ARTICLES OF CORRECTION

The undersigned submits these articles pursuant to Texas Civil Statutes article 1302701 to correct a document which is an inaccurate record of the entry action, contains an inaccurate or erroneous statement, or was defectively or erroneously executed, sealed acknowledged, or verified.

                                  ARTICLE ONE

The name of the entity is Dialysis Specialists of South Texas, L.L.C.

                                  ARTICLE TWO

The document to be corrected is the Articles of Organization which was filed in the Office of the Secretary of State on the 24th day of May, 1995.

                                 ARTICLE THREE

The inaccuracy, error, or defect to be corrected is:

Article five incorrectly lists only 2 members, wherein 3 members should have been listed at the time of organization.


                                 ARTICLE FOUR

As corrected, the inaccurate, erroneous, or defective portion of the document reads as follows:

                          See attached


                                     By: /s/ Martin Fox
                                         ----------------------------------.
                                         Martin Fox

                                Its Member
                                    ---------------------------------------.
                                     An Authorized Corporate Officer or Director
                                                     or
                                    Limited Liability Company Member or Manager

                                Forms Articles of Correction for Corporate and Limited Liability Companies

          Attachment A to Article Four of the Statement of Correction
          -----------------------------------------------------------

As corrected, the inaccurate, erroneous, or defective portion of the document reads as follows:


                                 ARTICLE FIVE

The names and addresses of the members are as follows:

                    Name                          Address
                    ----                          -------

                    Martin Fox        6300 E. El Dorado Plaza, Suite 100
                                      Tucson, Arizona 85715

                    Thomas Creel      1113 Furlong Drive
                                      Libertyville, Illinois 60048

                    William Shaffer   1521 S. Staples, Suite 401
                                      Corpus Christi, Texas 78404

                             ARTICLES OF AMENDMENT
                                    TO THE
                           ARTICLES OF ORGANIZATION
                                      OF
                  DIALYSIS SPECIALISTS OF SOUTH TEXAS, L.L.C.
                  -------------------------------------------

          Pursuant to the provisions of Article 3.06 of the Texas Limited Liability Company Act (the "Act"), the undersigned company adopts the following Articles of Amendment to its Articles of Organization:


                                   ARTICLE I


The name of the limited liability company is:

          DIALYSIS SPECIALISTS OF SOUTH TEXAS, L.L.C.


                                  ARTICLE II

ARTICLE FIVE of the Articles of Organization is hereby amended so as to read as follows:

          The names and addresses of the members are as follows:

          Name                                        Address
          ----                                        -------

          HOME DIALYSIS OF AMERICA, INC.              6300 E. E1 Dorado Plaza
                                                      Suite 100
                                                      Tucson, AZ 85715

          William L. Shaffer, M.D.                    1521 S. Staples
                                                      Suite 401
                                                      Corpus Christi, TX 78404


                                  ARTICLE III

The amendment to the Articles of Organization set forth in Article II above was approved and adopted by the members of the company pursuant Section D of Article
2.23 of the Act on July 1, 1995.

Dated:    March 20, 1996.

                                             DIALYSIS SPECIALISTS OF
                                             SOUTH TEXAS, L.L.C.

                                        By:  HOME DIALYSIS OF AMERICA, INC.

                                        By:  /s/ Martin Fox
                                             -----------------------------------
                                        Its: President

OFFICE OF THE                      [SEAL]                   CORPORATIONS SECTION
SECRETARY OF STATE                                                P.O. Box 13697
                                                        Austin, Texas 78711-3697


                  STATEMENT OF CHANGE OF REGISTERED OFFICE OR
                   REGISTERED AGENT OR BOTH BY A CORPORATION
               LIMITED LIABILITY COMPANY OR LIMITED PARTNERSHIP

1. The name of the entity is Dialysis Specialists of South Texas, L.L.C. The entity's charter/certificate of authority/file number is 07012084.

2. The registered office address as PRESENTLY shown in the records of the Texas secretary of state is: 350 N. St. Paul Street, Dallas, Taxes 75201.

3.   A.  X The address of the NEW registered office is: (Please provide street
       ---
     address, city, state and zip code. The address must be in Texas.)
     4606 FM 1960 W, Suite 400, Houston, Texas 77069.

OR   B.___ The registered office address will not change.

4. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is CT Corporation.

5.   A. X  The name of the NEW registered agent is Anthony Unruh.
       ---

OR   B.___ The registered agent will not change.

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by:
     Business Corporations may select A or B     Limited Liability Companies may
     Non-Profit Corporations may select          select D or E
     A, B, or C                                  Limited Partnerships select F

     A.___ The board of directors; OR
     B.___ An officer of the corporation so authorized by the board of directors; OR
     C.___ The members of the corporation in whom management of the corporation is vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act.
     D. X  Its members
       ---
     E.___ Its managers
     F.___ The limited partnership           HOME DIALYSIS OF AMERICA, INC.


                                             By: /s/ John B. Bourke, C.F.O.
                                             -----------------------------------
                                             (Authorized Member of LLC)

(TEXAS - 2231 - 12/28/95)

[SEAL]                         ASSUMED NAME CERTIFICATE

1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application or comparable document is Dialysis Specialists of South Texas, L.L.C.

2. The assumed name under which the business or professional service is or is to be conducted or rendered is Beeville Dialysis Center.

3. The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is See Paragraph 6 below.

4. The period, not to exceed 10 years, during which the assumed name will be used is 10 years.

5. The entity is a (circle one): business corporation, non-profit corporation, professional corporation, professional association, limited liability company, limited partnership, registered limited liability partnership or some other type of incorporated business, professional or other association (specify) Limited Liability Company.

6. If the entity is required to maintain a registered office in Texas, the address of the registered office is 4606 FM 1960 W, Suite 400, Houston, Texas 77069 and the name of its registered agent at such address is Anthony Unruh. The address of the principal office (if not the same as the registered office) is 13434 Up River Road, Suite A-17, Corpus Christi, Texas.

7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is___________________________________
     and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is ___________ ___________________________ and the office address elsewhere is ___________
     __________________________________________________________________________.

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "ALL" or "ALL EXCEPT").

          All.


       (Certificate must be executed and notarized on the back of this form.)

                                               HOME DIALYSIS OF AMERICA

                                               By: /s/ John B. Bourke
                                                  ------------------------------
                                                Signature of Member, Dialysis
                                                Specialists of South Texas

Before me on this 11th day of October, 1996, personally appeared John B. Bourke and acknowledged to me that ____ he executed the foregoing certificate for the purposes therein expressed.

     (Notary Seal)                     /s/ Patricia L'Odense
                                       -----------------------------------------
                                                Notary Public, STATE OF ILLINOIS

               INSTRUCTIONS FOR FILING ASSUMED NAME CERTIFICATE

1. A corporation, limited liability company, limited partnership or registered limited liability partnership, which regularly conducts business or renders a professional service in this state under a name other than the name contained in its articles of incorporation, articles of organization, certificate of limited partnership or application, must file an assumed name certificate with the secretary of state and with the appropriate county clerk in accordance with section 36.11 of the Texas Business and Commerce Code.

2. The information provided in paragraph 6 as regards the registered agent and registered office address in Texas must match the information on file in this office. To verify the information on file with this office, you may contact our corporate information unit at (512) 463-5555. Forms to change the registered agent/office are available from this office should you require to update this information.

3. A certificate executed and acknowledged by an attorney-in-fact shall include a statement that the attorney-in-fact has been duly authorized in writing by his principal to execute and acknowledge the same.

4. For purposes of filing with the secretary of state, the assumed name registrant should submit an originally executed assumed name certificate accompanied by the filing fee of $25 to the Secretary of State, Statutory Filings Division, Corporations Section, P.O. Box 13697, Austin, Texas 78711-3697. The Phone number is (512) 463-5582, TDD: (800) 735-2989, FAX:
     (512) 463-5709.

5. All assumed name certificates to be filed with the county clerk must be forwarded directly to the appropriate county clerk by the assumed name registrant.

6. Whenever an event occurs that causes the information in the assumed name certificate to become materially misleading (eg. change of registered agent/office or a change of name), a new certificate must be filed within 60 days after the occurrence of the events which necessitate the filing.

7. A registrant that ceases to transact business or render professional services under an assumed name for which a certificate has been filed may file an abandonment of use pursuant to the Texas Business and Commerce Code, (S)36.14. Forms for this purposes are available from this office.

[SEAL]                         ASSUMED NAME CERTIFICATE

1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application or comparable document is DIALYSIS SPECIALISTS OF SOUTH TEXAS, L.L.C.

2. The assumed name under which the business or professional service is or is to be conducted or rendered is DIALYSIS SPECIALISTS OF RIVERSIDE.

3. The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is TEXAS, and the address of its registered or similar office in that jurisdiction is 4606 FM 1960 W, Suite 400, Houston, Texas 77069.

4. The period, not to exceed 10 years, during which the assumed name will be used is 10 years.

5. The entity is a (circle one): business corporation, non-profit corporation, professional corporation, professional association, limited liability company, limited partnership, registered limited liability partnership or some other type of incorporated business, professional or other association (specify) Limited Liability Company.

6. If the entity is required to maintain a registered office in Texas, the address of the registered office is 4606 FM 1960 W, Suite 400, Houston, Texas 77069 and the name of its registered agent at such address is Anthony Unruh. The address of the principal office (if not the same as the registered office) is 13434 Up River Road Suite A-17, Corpus Christi, Texas.

7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is ______________________________________
     and the office address elsewhere is ______________________________________.

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation "ALL" or "ALL EXCEPT"):

          All.

       (Certificate must be executed and notarized on the back of this form.)

                                /s/ William L. Shaffer
                                ------------------------------------------------
                                Signature of officer, general partner, manager, representative or attorney-in-fact of the entity


Before me on this 3 day of 12, 1996, personally appeared WILLIAM L. SHAFFER and acknowledged to me that ____ he executed the foregoing certificate for the purposes therein expressed.

[Notary Seal]                 /s/ Louisa M. Gomez
                              --------------------------------------------------
                              Notary Public, State of Texas

               INSTRUCTIONS FOR FILING ASSUMED NAME CERTIFICATE

1. A corporation, limited liability company, limited partnership or registered limited liability partnership, which regularly conducts business or renders a professional service in this state under a name other than the name contained in its articles of incorporation, articles of organization, certificate of limited partnership or application, must file an assumed name certificate with the secretary of state and with the appropriate county clerk in accordance with section 36.11 of the Texas Business and Commerce Code.

2. The information provided in paragraph 6 as regards the registered agent and registered office address in Texas must match the information on file in this office. To verify the information on file with this office, you may contact our corporate information unit at (512) 463-5555. Forms to change the registered agent/office are available from this office should you require to update this information.

3. A certificate executed and acknowledged by an attorney-in-fact shall include a statement that the attorney-in-fact has been duly authorized in writing by his principal to execute and acknowledge the same.

4. For purposes of filing with the secretary of state, the assumed name registrant should submit an originally executed assumed name certificate accompanied by the filing fee of $25 to the Secretary of State, Statutory Filings Division, Corporations Section, P.O. Box 13697, Austin, Texas 78711-3697. The phone number is (512) 463-5582, TDD: (800) 735-2989, FAX:
     (512) 463-5709.

5. All assumed name certificates to be filed with the county clerk must be forwarded directly to the appropriate county clerk by the assumed name registrant.

6. Whenever an event occurs that causes the information in the assumed name certificate to become materially misleading (eg. change of registered agent/office or a change of name), a new certificate must be filed within 60 days after the occurrence of the events which necessitate the filing.

7. A registrant that ceases to transact business or render professional services under an assumed name for which a certificate has been filed may file an abandonment of use pursuant to the Texas Business and Commerce Code, (S)36.14. Forms for this purposes are available from this office.